Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 5

This AMENDMENT NO. 5, dated as of May 25, 2021 (this “Amendment”), by and among Boyd Gaming Corporation, a Nevada corporation (the “Borrower”), each Lender party hereto, and Bank of America, N.A. (“Bank of America”), as administrative agent (in such capacity, the “Administrative Agent”) for (and on behalf of) the Lenders under the Credit Agreement (as defined below). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

RECITALS:

WHEREAS, reference is hereby made to that certain Third Amended and Restated Credit Agreement, dated as of August 14, 2013 (as amended or modified by that certain Amendment No. 1 and Joinder Agreement, dated as of September 15, 2016, that certain Amendment No. 2 and Refinancing Amendment, dated as of March 29, 2017, that certain Joinder Agreement, dated as of August 2, 2018, that certain Amendment No. 3, dated as of May 8, 2020 (“Amendment No. 3”), that certain Amendment No. 4, dated as of August 6, 2020, and as it may be amended, restated, replaced, supplemented or otherwise modified and in effect immediately prior to giving effect to this Amendment, the “Credit Agreement”), among the Borrower, the Lenders party thereto from time to time, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the other parties party thereto; and

WHEREAS, (a) in connection with the COVID-19 pandemic, pursuant to Amendment No. 3, the Borrower was granted temporary relief from compliance with certain financial covenants under Section 7.10 of the Credit Agreement so long as it complied with the Covenant Relief Period Conditions, (b) the Borrower has requested that Lenders comprising the Required Covenant Lenders agree, subject to the conditions and on the terms set forth in this Amendment, to amend the Covenant Relief Period Conditions, and (c) each Lender (each a “Consenting Lender”) that has executed and delivered a consenting lender agreement in substantially the form attached as Annex A hereto (a “Consenting Lender Agreement”) has consented to such amendments, and such Consenting Lenders comprise Required Covenant Lenders.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS

SECTION 1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) Clause (h) of the definition of “Covenant Relief Period Conditions” is amended and restated in its entirety as follows:

“(h) The Borrower shall not incur, or permit any Restricted Subsidiary to incur any Indebtedness under Section 7.03(g)(A) during the Covenant Relief Period.”

(b) Clause (l) of the definition of “Covenant Relief Period Conditions” is amended and restated in its entirety as follows:

“(l) The Borrower shall not make, and shall not permit any Restricted Subsidiary to make, any Junior Prepayments pursuant to Sections 7.12(h) and 7.12(i) during the Covenant Relief Period; provided that, from and after the Amendment No. 5 Effective Date through and including the date on which the Borrower is required to deliver the Compliance Certificate for the fiscal quarter ending June 30, 2021, the Borrower and the Restricted Subsidiaries may make Junior Prepayments otherwise permitted by Sections 7.12(h) and/or 7.12(i) so long as (i) immediately after giving effect to any such Junior Prepayment, the Total Leverage Ratio on a Pro Forma Basis as of the last day of the Test Period most recently ended prior to such Junior Prepayment does not exceed 5.50 to 1.00, (ii) immediately before and after giving effect thereto, no Event of Default has occurred and is continuing, (iii) substantially contemporaneously with each such Junior Prepayment, the Borrower delivers to the Administrative Agent a certificate of a Responsible Officer demonstrating compliance with the foregoing clauses (i) and (ii) and (iii) such Junior Prepayments shall not be financed with (i) the proceeds of long-term Indebtedness other than up to $200.0 million in the aggregate of proceeds of Revolving Loans or (ii) any cash and Cash Equivalents held in casino cages.”

(c) The following definitions are added in the appropriate alphabetical sequence:

“Amendment No. 5” means that certain Amendment No. 5, dated as of May 25, 2021, among the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 5 Effective Date” has the meaning assigned to the term “Amendment No. 5 Effective Date” in Amendment No. 5.

SECTION 2. Consent of the Lenders. Each Consenting Lender Agreement and executed counterpart signature page hereto shall be subject to the terms and conditions of this Amendment and shall be binding upon the Lender party thereto and any successor, participant or assignee of such Lender and may not be revoked or terminated by the Lender party thereto or any such successor, participant or assignee. Each Lender that executes and delivers a Consenting Lender Agreement or a counterpart signature page hereto and any permitted successor, participant or assignee of such Lender shall be a party to this Amendment as if such Person executed and delivered a counterpart hereof. Each Consenting Lender Agreement shall constitute a part of this Amendment and each signature page thereto shall constitute a signature page hereto.

ARTICLE II

REPRESENTATION AND WARRANTIES

To induce each of the Lenders party hereto to agree to this Amendment, the Borrower represents to the Administrative Agent and such Lenders that, as of the Amendment No. 5 Effective Date (as defined below):

SECTION 1. Corporate Existence. Such Person (a) is (i) duly organized or formed and validly existing and (ii) in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party and (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in subsections (a)(i) (other than with respect to the Borrower), (a)(ii), (b)(i), or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 2. Authorization; No Contravention. The execution, delivery and performance by such Person of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) except where such conflict, breach or contravention or creation of a Lien may not reasonably be expected to have a Material Adverse Effect, conflict with or result in any breach or contravention of, or the creation of any Lien under, (i) any Contractual Obligation to which such Person is a party, or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) except where such violation may not reasonably be expected to have a Material Adverse Effect, violate any Law.

SECTION 3. Binding Effect. This Amendment has been duly executed and delivered by such Person. Each of this Amendment and each other Loan Document to which such Person is a party, when so delivered will constitute, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and general principles of equity.

SECTION 4. No Default. No Default or Event of Default has occurred and is continuing.

ARTICLE III

CONDITIONS TO THE AMENDMENT NO. 5 EFFECTIVE DATE

This Amendment shall become effective on the date (the “Amendment No. 5 Effective Date”) on which each of the following conditions is satisfied or waived.

SECTION 1. Execution of Counterparts. The Administrative Agent’s receipt of (a) executed counterparts of this Amendment from the Borrower and the Administrative Agent, and (b) executed Consenting Lender Agreements from Lenders constituting the Required Covenant Lenders.

SECTION 2. Costs and Expenses. To the extent invoiced at least three (3) Business Days prior to the Amendment No. 5 Effective Date, all of the reasonable and documented out-of-pocket costs and expenses (including the reasonable fees, expenses and disbursements of Cahill, Gordon & Reindel LLP and one local counsel in each applicable jurisdiction reasonably deemed necessary by the Administrative Agent) incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment shall have been paid.

SECTION 3. No Default or Event of Default. Both immediately prior to and immediately after giving effect to this Amendment no Default or Event of Default shall have occurred and be continuing.

ARTICLE IV

VALIDITY OF OBLIGATIONS AND LIENS

SECTION 1. Reaffirmation. Each of the Loan Parties party hereto (a) acknowledges and agrees that all of such Loan Party’s obligations under the Collateral Documents and the other Loan Documents (as amended hereby) to which it is a party are reaffirmed and remain in full force and effect on a continuous basis as amended by this Amendment, (b) reaffirms each Lien and security interest granted by it to the Administrative Agent for the benefit of the Secured Parties to secure the Secured Obligations and the Guarantees of the Obligations made by it pursuant to the Credit Agreement and (c) acknowledges and agrees that the grants of Liens and security interests by and the Guarantees of the Loan Parties contained in the Credit Agreement and the Collateral Documents are, and shall remain, in full force and effect after giving effect to this Amendment and the transactions contemplated hereby and thereby.

ARTICLE V

MISCELLANEOUS

SECTION 1. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing, signed and delivered on behalf of the Borrower and the Administrative Agent (acting at the direction of such Lenders as may be required under Section 10.01 of the Credit Agreement or, after giving effect to the Amendment No. 5 Effective Date, the Credit Agreement as amended by this Amendment).

SECTION 2. Entire Agreement. This Amendment, the other Loan Documents and the Consenting Lender Agreements constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 3. Governing Law; Jurisdiction; Etc.; Waiver of Right to Trial by Jury; Confidentiality; No Advisory or Fiduciary Responsibility. Each party hereto agrees that Sections 10.17 (Governing Law; Jurisdiction; Etc.), 10.18 (Waiver of Right to Trial by Jury), 10.08 (Confidentiality) and 10.27 (No Advisory or Fiduciary Responsibility) of the Credit Agreement shall apply to this Amendment mutatis mutandis.

SECTION 4. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment.

SECTION 5. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in this Amendment or any document to be signed in connection with this Amendment (including, without limitation, Consenting Lender Agreements) shall be deemed to include electronic signatures and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it (it being understood and agreed that documents signed manually but delivered in “.pdf” or “.tif” format (or other similar formats specified by the Administrative Agent) shall not constitute electronic signatures).

SECTION 6. Loan Document. This Amendment shall constitute a “Loan Document” as defined in the Credit Agreement.

SECTION 7. No Novation. The parties hereto expressly acknowledge that it is not their intention that this Amendment or any other Loan Document executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, but rather constitute a modification thereof or supplement thereto pursuant to the terms contained herein. The Credit Agreement and the Loan Documents, in each case as amended, modified or supplemented hereby, shall be deemed to be continuing agreements among the parties thereto, and all documents, instruments, and agreements delivered, as well as all Liens created, pursuant to or in connection with the Credit Agreement and the other Loan Documents shall remain in full force and effect, each in accordance with its terms (as amended, modified or supplemented by this Amendment), unless such document, instrument, or agreement has otherwise been terminated or has expired in accordance with or pursuant to the terms of this Amendment or such document, instrument, or agreement or as otherwise agreed by the required parties hereto or thereto, it being understood that from after the occurrence of the Amendment No. 5 Effective Date, each reference in the Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import shall mean and be a reference to Credit Agreement as amended by this Amendment. Other than as specifically provided herein, this Amendment (and the Consenting Lender Agreements) shall not operate as a waiver or amendment of any right, power or privilege of any Lender under the Credit Agreement or any other Loan Document.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

BOYD GAMING CORPORATION,
a Nevada corporation

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg
Title Executive Vice President, Treasurer and Chief Financial Officer

GUARANTORS:

BELLE OF ORLEANS, L.L.C.,
a Louisiana limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg
Title: Chief Financial Officer, Senior Vice President and Treasurer

BLUE CHIP CASINO, LLC,
an Indiana limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg
Title: Treasurer

BOYD ACQUISITION, LLC,
a Delaware limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg
Title: Senior Vice President and Treasurer

BOYD ACQUISITION I, LLC,
a Delaware limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg
Title: Senior Vice President and Treasurer

[Signature Page to Amendment No. 5]

BOYD ACQUISITION II, LLC,
a Delaware limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Senior Vice President and Treasurer

BOYD BILOXI, LLC,
a Mississippi limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Treasurer

BOYD LOUISIANA RACING, L.L.C.,
a Louisiana limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Treasurer

BOYD RACING, L.L.C.,
a Louisiana limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Treasurer

BOYD TUNICA, INC.,
a Mississippi corporation

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Treasurer

[Signature Page to Amendment No. 5]

CALIFORNIA HOTEL AND CASINO,
a Nevada corporation

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg
Title: Treasurer

CALIFORNIA HOTEL FINANCE CORPORATION,
a Nevada corporation

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg
Title: Treasurer

COAST CASINOS, INC.,
a Nevada corporation

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg
Title: Treasurer

COAST HOTELS AND CASINOS, INC.,
a Nevada corporation

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg
Title: Treasurer

DIAMOND JO, LLC,
a Delaware limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg
Title: Chief Financial Officer Senior Vice President and Treasurer

[Signature Page to Amendment No. 5]

DIAMOND JO WORTH, LLC,
a Delaware limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Chief Financial Officer Senior Vice President and Treasurer

KANSAS STAR CASINO, LLC,
a Kansas limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Chief Financial Officer Senior Vice President and Treasurer

M.S.W., INC.,
a Nevada corporation

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Treasurer

PAR-A-DICE GAMING CORPORATION,
an Illinois corporation

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Treasurer

PENINSULA GAMING, LLC,
a Delaware limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Chief Financial Officer Senior Vice President and Treasurer

[Signature Page to Amendment No. 5]

RED RIVER ENTERTAINMENT OF SHREVEPORT, L.L.C.,
a Louisiana limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Treasurer

SAM-WILL, INC.,
a Nevada corporation

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Treasurer

THE OLD EVANGELINE DOWNS, L.L.C.,
a Louisiana limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Treasurer

TREASURE CHEST CASINO, L.L.C.,
a Louisiana limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Treasurer

ALIANTE GAMING, LLC,
a Nevada limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Executive Vice President and Treasurer

[Signature Page to Amendment No. 5]

ALST CASINO HOLDCO LLC,
a Delaware limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Executive Vice President and Treasurer

NEVADA PALACE, LLC,
a Nevada limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Executive Vice President and Treasurer

THE CANNERY HOTEL AND CASINO, LLC,
a Nevada limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Executive Vice President and Treasurer

AMERISTAR CASINO KANSAS CITY, LLC,
a Missouri limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Executive Vice President and Treasurer

AMERISTAR CASINO ST. CHARLES, LLC,
a Missouri limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Executive Vice President and Treasurer

[Signature Page to Amendment No. 5]

BELTERRA RESORT INDIANA, LLC,
a Nevada limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Executive Vice President and Treasurer

BOYD TCIV, LLC,
a Nevada limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Executive Vice President and Treasurer

OGLE HAUS, LLC,
an Indiana limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Executive Vice President and Treasurer

PNK (OHIO), LLC,
an Ohio limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Executive Vice President and Treasurer

PNK (OHIO) II, LLC,
an Ohio limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Executive Vice President and Treasurer

[Signature Page to Amendment No. 5]

PNK (OHIO) III, LLC,
an Ohio limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Executive Vice President and Treasurer

VALLEY FORGE COLONIAL, LLC,
a Pennsylvania limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Executive Vice President and Treasurer

VALLEY FORGE CONVENTION CENTER PARTNERS, LLC,
a Pennsylvania limited liability company

By:	/s/ Josh Hirsberg
Name: Josh Hirsberg Title: Executive Vice President and Treasurer

[Signature Page to Amendment No. 5]

Consented to and Acknowledged by:

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Lisa Berishaj
Name:	Lisa Berishaj
Title:	Assistant Vice President

[Signature Page to Amendment No. 5]

ANNEX A

LENDER AGREEMENT – CONSENTING LENDERS

Reference is hereby made to Amendment No. 5, dated as of May 25, 2021 (the “Amendment”; capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Amendment), by and among Boyd Gaming Corporation, a Nevada corporation, Bank of America, N.A., as the Administrative Agent and the Lenders party thereto. This Consenting Lender Agreement forms a part of the Amendment, the signature page hereto constitutes a signature page to the Amendment, and the undersigned, by its signature hereto (and any permitted successor, participant or assignee thereof), constitutes a party to the Amendment as if such Person executed and delivered a counterpart thereof.

By its signature below, the undersigned hereby (a) consents and agrees to the terms and conditions of the Amendment, (b) authorizes the Administrative Agent to execute the Amendment, (c) represents that it is a Revolving Lender and/or Term A Lender under the Credit Agreement and (d) agrees that it shall be a party to the Amendment.

The undersigned hereby agrees that this Consenting Lender Agreement shall be binding upon the undersigned and each of its successors and any participants and assigns of its Loans or Commitments (it being understood that any such participation or assignment shall be made in accordance with Section 10.07 of the Credit Agreement), and may not be revoked or withdrawn. The undersigned agrees that it shall notify any potential successor or any participant or assignee of any of its Loans or Commitments of the effectiveness of this Consenting Lender Agreement prior to consummating any such transfer, assignment or participation. This Consenting Lender Agreement shall be irrevocable and remain in full force and effect until the Amendment No. 5 Effective Date shall have occurred.

[Remainder of this page intentionally left blank]

I. Election (Check Any That Apply):

A. TERM A LENDER: By checking the box to the right, the undersigned Lender confirms that it is a Term A Lender.	☐

B. REVOLVING LENDER: By checking the box to the right, the undersigned Lender confirms that it is a Revolving Lender.

II. Signature:

Name of Institution: ____________________________________________________

By:

Name:

Title:

For any institution requiring a second signature line:

By:

Name:

Title:

[Signature Page to Lender Agreement – Consenting Lenders]